UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                        Date of Report: October 28, 2003


                                GENETHERA, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Florida                      0-27237                    66-0622463
----------------------            ---------------            -----------------
State of Incorporation            Commission File            IRS Employer ID No.
                                      Number


                             3930 Youngfield Street
                          Wheat Ridge, Colorado 80033
                          ---------------------------
                     Address of principal executive offices

                                 (303) 463-6371
                           -------------------------
                           Registrant's phone number


                         Hand Brand Distribution, Inc.
                               9845 NE 2nd Avenue
                             Miami Shores, FL 33138
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 4.  Changes in Registrant's Certifying Accountant.

     On September 10, 2003, Sewell & Company, PA ("S&O") declined to stand for re-election as independent auditor of GeneThera, Inc. (the "Company"), formerly known as Hand Brand Distribution, Inc. (Commission File No. 000-27237).

     During the most recent two fiscal years, S&O's reports on the financial statements of the Company contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles; with the exception of a "going concern" qualification for the two most recent fiscal years preceding the date hereof.

     During the last two fiscal years and the subsequent interim period, there were no disagreements (material or immaterial) with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to S&O's satisfaction, would have caused S&O to make reference thereto in connection with its reports.

     None of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-K occurred with respect to the Company within the last two fiscal years and the subsequent interim period to the date of S&O's decision to decline to stand for re-election.

     The Company has provided S&O with a copy of the foregoing disclosures and has requested that S&O review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by item 304(a)(3) of Regulation 8-K. Such letter is filed as Exhibit 1 to this Current Report.

Item 5.

     On July 1, 2003, the registrant filed with the Florida Secretary of State's office amendments to the Company's Articles of Incorporation to change the name from Hand Brand Distribution, Inc. to GeneThera, Inc. and to authorize one hundred million (100,000,000) shares of common stock and twenty million (20,000,000) shares of class A preferred stock. Such amendments are filed as
Exhibit 2 to this Current Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)         Financial Statements of Business Acquired: Not Applicable

(b)         Pro Forma Financial Information: Not Applicable

(c)         Exhibits:

          1. Letter from Sewell & Company, PA to the Securities and Exchange Commission dated September 10, 2003 regarding change in certifying accountant.

          2. Amendments to GeneThera, Inc.'s Articles of Incorporation filed with the Florida Secretary of State.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2003                  GENETHERA, INC.

                                        By: /s/
                                               ---------------------------------
                                               Tony Milici, M.D., Ph.D.
                                               Chief Executive Officer

                                  EXHIBIT INDEX


      Exhibit No.       Description of Exhibit
      -----------       ----------------------

          1 Letter from Sewell & Company, PA to the Securities and Exchange Commission dated September 10, 2003 regarding change in certifying accountant.

          2 Amendments to Articles of Incorporation of GeneThera, Inc. filed with the Florida Secretary of State.